Exhibit 10.9 (a)

AMENDMENT ONE

TO

EMPLOYMENT AGREEMENT

Effective January 1, 2003, this AMENDMENT ONE TO EMPLOYMENT AGREEMENT by and between Anthem Insurance Companies, Inc., an Indiana insurance company (the “Company”), and Mark L. Boxer (the “Executive”) hereby amends the EMPLOYMENT AGREEMENT (the “Agreement”) between the parties dated as of the 13th day of November, 2000, as follows:

1.	Section 2 of the Agreement is hereby amended by deleting the termination date and inserting in place thereof the 31st day of December, 2004.

2.	The first paragraph of Section 11 of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

3.	Section 16(b) of the Agreement is hereby amended by deleting the provision “one (1) year” and inserting in place thereof “eighteen (18) months.”

4.	All other provisions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Company and the Executive have duly executed this AMENDMENT ONE TO EMPLOYMENT AGREEMENT effective as of the day and year first above written.

Mark L. Boxer	Anthem Insurance Companies, Inc.

/s/ Mark L. Boxer	By:	/s/ Larry C. Glasscock

	Name:	Larry C. Glasscock

	Title:	President and CEO